UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 24, 2024

CLEARSIGN TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-35521	26-2056298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8023 E. 63rd Place, Suite 101

Tulsa, Oklahoma 74133

(Address of Principal Executive Offices) (Zip Code)

(918) 236-6461

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of ClearSign Technologies Corporation (the “Company”) filed with the Securities and Exchange Commission on June 26, 2024 (the “Original Filing”) reporting the results of stockholders voting at the Company’s annual meeting held on June 25, 2024. This amendment is solely for the purpose of correcting a typographical error of the votes “For” and “Withheld” for director nominees David M. Maley and Judith S. Schrecker, as described in Item 5.07. Except as expressly stated herein and below, this Amendment No. 1 does not amend or update any other information contained in the Original Filing, which remains unchanged. Accordingly, this Amendment No. 1 should be read in conjunction with the Original Filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The voting results by the Company’s stockholders under Proposal 1 for Mr. Maley and Ms. Schrecker were reported incorrectly on the Original Filing as the result of a typographical error. The correct voting results for such proposal, as reported by the Company’s independent inspector of election, were as follows, and the Original Filing is amended accordingly:

Proposal 1. Election of Directors.

Nominee Name	For	Withheld	Broker Non-Votes
Colin James Deller	11,028,490	9,681,438	9,158,314
Catharine M. de Lacy	10,245,020	10,464,908	9,158,314
David M. Maley	10,988,024	9,721,904	9,158,314
Judith S. Schrecker	10,270,226	10,439,702	9,158,314

Each of the four nominees standing for re-election as a director was elected to serve on the Company’s board of directors until the election and qualification of his or her successor or until his or her earlier death, resignation, or removal.

The amended numbers have no impact on the outcome of the matter voted upon.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2024

CLEARSIGN TECHNOLOGIES CORPORATION

By:	/s/ Colin James Deller
Name:	Colin James Deller
Title:	Chief Executive Officer